HeartCore ENTERPRISES
HTCR | Nasdaq Listed

Investor Presentation



Nasdaq: **HTCR**

August 2024

Forward-Looking Statements

Certain information set forth in this presentation contains "forward-looking information", including "future-oriented financial information" and "financial outlook", under applicable securities laws (collectively referred to herein as forward-looking statements). Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to:

(i) Projected financial performance of the Company;

(ii) Completion of, and the use of proceeds from, the sale of the shares being offered hereunder;

(iii) The expected development of the Company's business, projects, and joint ventures;

(iv) Execution of the Company's vision and growth strategy, including with respect to future M&A activity and global growth;

(v) Sources and availability of third-party financing for the Company's projects;

(vi) Completion of the Company's projects that are currently underway, in development or otherwise under consideration;

(vii) Renewal of the Company's current customer, supplier and other material agreements; and

(viii) Future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management's beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.

HeartCore Enterprises, Inc.

- Tokyo based Leading Enterprise Software Development & Consulting Company
- Majority market share provider of content management (CMS) and digital transformation solutions for well-known Japanese enterprise customers
- Global enterprise customer count of 962, up 105% YOY
- **88% CMS Business Customer Retention Rate in 2023**
- Go IPO[SM] consulting service helps Japanese-based companies go public in the U.S.
- $22M revenue in 2023 (150% increase compared to 2022)

JAPAN AIRLINES
IDOM Inc.
MUFG
brother at your side
西武鉄道
LAWSON TICKET ローチケ
パーソルキャリア
RICOH
macnica networks
BRIGHTON
HITACHI Inspire the Next
YOKOHAMA
SMK
HIBIYA-KADAN
都ホテルズ＆リゾーツ
LECIEN
TOREX
JapanKnowledge
東急百貨店 TOKYU
MBL
東武トップツアーズ TOBU TOP TOURS
SBSグループ For Your Dreams.
FDA FUJI DREAM AIRLINES
ABC Cooking Studio
MURAUCHI

HeartCore History

969 clients in Japan | **24 clients overseas**

ESTABLISHED
June 2009

EMPLOYEES
62

US OFFICE
Silicon Valley, CA

JAPAN HEAQUARTERS
Shinagawa-ku, Tokyo

OKINAWA BRANCH
Naha City, Okinawa

HeartCore CMS
JUNE 2009
Content Management System (CMS)

HeartCore CXM
APRIL 2015
Customer Experience Management (CXM)

HeartCore Robo
JANUARY 2018
Robotic Automaton Process (RPA)

myInvenio
APRIL 2019
ProcessMining

CONTROLIO
DECEMBER 2019
TaskMining

GO IPO
APRIL 2022
Go IPO^{SM} Consulting Service

Sigmaways
February 2023
SIGMAWAYS Acquisition

GO IPO
APRIL 2023
10th Go IPO^{SM} Client Signed

September 2023
Hired Sabatini Global Sales and Marketing Team

February 2024
HeartCore Luvina Vietnam

HeartCore
April 2024
Formed Artificial Intelligence (AI) Software Development Division

HeartCore ENTERPRISES
HTCR | Nasdaq Listed

*As of July 2024

Enterprise Software Business

Q2'24 Software Business Performance	$3.9M Software Revenue	20% Organic Growth Rate	Profitable Operations

Content Management System

Our customer experience management platform:

Includes **marketing, sales, service, and content management systems** as well as other tools and integrations that enable companies to attract and engage customers throughout the customer lifecycle.

HeartCore CMS

Digital Transformation

Provides customers with robotics process automation, process mining and task mining:

Accelerating the **digital transformation** of enterprises across their entire business including **marketing, sales, and customer service.**

Process Mining

HeartCore Robo

CONTROLIO

Content Management System (CMS)

CMS software helps users create, manage, and modify content on websites without the need for specialized technical knowledge.

- HeartCore has heavily invested into sales & marketing and has an increase of 130% in its YoY pipeline growth
- 700 legacy customers will be proactively upsold to HeartCore Version 12, the newest platform
- Company aims to increase its market share from 25% to 40% by incorporating all functions related to content management

Content Management Market	$22.27B Projected Global Market Size (2024)	5.22% Market Growth Rate (2024-2028)


North America
Largest Market
By Region (2023)
APAC
Fastest-Growing Market
By Region (2020-2030)

https://www.statista.com/outlook/tmo/software/enterprise-software/content-management-software/worldwide?currency=usd

HeartCore ENTERPRISES
HTCR | Nasdaq Listed

- Multilingual Support
- Accessibility Check Function
- Multi-Device Support
- Multiple Site Management

Go IPO℠ Consulting Service

"We have just scratched the tip of the iceberg with our Go IPO business line," Sumitaka Kanno, CEO

Building a Diverse Portfolio of Japan-based Growth Companies

- $5 Million Net Revenue YTD - fees + warrant revenue recognition
- Expect Q-to-Q volatility - change in asset value is recognized as revenue
- Warrants strengthen the balance sheet
- 14 signed clients currently in the Go IPO pipeline
- 3 successful client IPOs since inception
- 3-4 client IPOs scheduled to occur before the end of 2024
- Launched HeartCore Financial in Q1 2024

HeartCore has generated a total of $18.9 million in revenue from its Go IPO business

Our Go IPO℠ Business Model

Sumitaka Kanno, Founder and CEO of HeartCore Enterprises, LLC authored "*How to Go IPO*" a popular book in Japan

Target companies must meet the following criteria

1. Sales of more than $6M for three consecutive years
2. Robust and compelling technology
3. Dominant market position
4. Annual growth rate of over 30%
5. Ability to pay $2M in IPO costs
6. Robust and attractive technology
7. Major specific market share


年商10億円以下の
小さな会社が
NASDAQに
上場する方法
日本で3社目の
上場を果たした
経営者が明かす
リアルなNASDAQ
への上場方法
ハートコア株式会社
ファウンダー兼代表取締役社長 CEO
神野純孝
どんな企業も
基準を満たせば
絶対上場
できる!
▶ゼロからでも半年で上場可能
▶現金5000万円を準備できれば上場できる
▶上場すれば10億円単位で資金調達
ACHIEVEMENT PUBLISHING

HeartCore Acquisition of Sigmaways

- Sigmaways generated approximately $10 million revenue (unaudited) for the year ended December 31, 2023
- Acquisition expands HeartCore's operational footprint in the U.S. and adds significant revenue to the Company's top line
- Provides complementary cross-sell and upsell opportunities for both companies
- Reduces HeartCore's production costs, transitioning from outsourcing resources to leveraging Sigmaways' team
- Shared corporate philosophy of putting the customers first

Sigmaways Key Clients and Affiliates

Sigmaways
We know IT better

KEY CLIENTS

MasterCard

OPORTUN

BAYER

Roche

BANK OF THE WEST

NXP

Google

@WalmartLabs

LIVE NATION

GUARDANT

SUNPOWER

SAMSUNG
SAMSUNG SDS

FEDERAL RESERVE BANK OF SAN FRANCISCO

ALLDATA
AUTOMOTIVE INTELLIGENCE

IKEA

EA

AFFILIATIONS

BART

STANFORD BUSINESS
GRADUATE SCHOOL OF

DGS
CALIFORNIA DEPARTMENT OF GENERAL SERVICES

COUNTY OF ALAMEDA CALIFORNIA

Western Regional
Minority Supplier Development Council

Joint Venture
SILICON VALLEY

Financial Highlights

	Q2 2024	YTD23	YTD22
Revenue	$ 4,066	$21,846 (148% increase)	$8,818
Software	$3,854 (26% increase)	$15,634 (112% increase)	$ 7,370
Go IPO	$151	$ 6,212 (329% increase)	$ 1,448
Other	$62	$366	$57
Income(Loss)*	$(1,972)	$(4,877)	$(6,677)
EPS**	$(0.09)	$(0.21)	$(0.37)

*Comprehensive income (loss) attributable to HeartCore Enterprises, Inc.

**Net income (loss) attributable to HeartCore Enterprises, Inc.

Note: amounts are rounded in $thousand



YTD23 compared to YTD22
YTD 23
YTD 22
Revenue
Software
Go IPO
Income (Loss)

HeartCore ENTERPRISES
HTCR | Nasdaq Listed

Outlook 2024

Expect continued growth from the enterprise software business

- Growth through new customers and cross- & up-selling existing ones
- Growth through new technologies, such as digital transformation
- Growth through Sigmaways
- 30% organic growth expected for 2024

Building a diversified portfolio of Japan-based growth companies through GO IPO℠

- 14 signed clients in the pipeline
- Optimistic 2024 IPO market outlook
- 3 new contract wins in 2024, receiving $1.7m in initial fees and 2-3% warrants
- 1 Successful Go IPO Listing in 2024
- 3-4 client IPO scheduled by end of 2024

2024 is expected to be the strongest year in HeartCore's history

Long-term Outlook

Transformational Period

Growing enterprise software company building a portfolio of Japan-based growth companies that strengthen HeartCore's balance sheet.

Enterprise Software

- Established strong market position in Japan
- Growth through new customers
- Growth through acquisitions
- Growth expected in US and India

Go IPO[SM] Consulting

- Building a portfolio of Japan-based growth companies
- Long-term asset with faster-than-market growth potential
- Bolsters the balance sheet
- Potential source of cash

Investment Highlights

88%
CMS Customer Retention Rate, 2023

40%
Anticipated Market Share (up from 25%)

210%
Anticipated Revenue Growth Y/Y

4%
Anticipated Customer Growth Y/Y

Aggressive M&A

Synergistic target companies will improve earnings

Human Resources Investments

Focus on securing and training the best talent in the industry

969
Japanese Clients

25
Overseas Clients

APPENDIX

Overview of Key Financials

Cash (as of June 30, 2024)	$3.8M
Market Cap (as of Aug. 14, 2024)	$14.19M
Shares Outstanding (as of June 30, 2024)	20.86M
Warrants (as of Dec. 31, 2023)	1.47M
Insider Holdings (as of June 30, 2024)	75.37%
Free Floating Shares (as of June 30, 2024)	5.14M



Revenue (in thousands)
$11,250.0
$9,000.0
$6,750.0
$4,500.0
$2,250.0
$0.0
$8,734.2
$5,095.4
$4,688.9
$3,327.4
$5,046.7
$4,066.4
Q1 '2023
Q2 '2023
Q3 '2023
Q4 '2023
Q1 '2024
Q2 '2024

Projected full year 2024 Revenue *(subject to change depending on timing of Go IPO client IPOs)* = **$46.6M**

HeartCore ENTERPRISES
HTCR | Nasdaq Listed

About Management Team



CEO
- Sumitaka Kanno (Yamamoto)



COO
- Kimio Hosaka



CFO
- Qizhi Gao

Chairman of Board, Chief Executive Officer, President and Director

After graduating from the Kansai Gaidai University in Japan, Kanno joined the Japan Air Force and became a pilot. He then founded his own company, popularized snowboarding in Japan, and created a huge boom in the sport. He later worked at BroadVision in Japan, a global software vendor and former NASDAQ company. With over 20 years of experience in information technology and website engineering, he developed the solutions that enterprises rely on everyday throughout their organizations.



HeartCore

INVESTOR RELATIONS

Gateway Group, Inc.
Matt Glover and John Yi
HTCR@gateway-grp.com
(949) 574-3860

WEBSITE

https://heartcore-enterprises.com/